UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DGSE COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DGSE Companies, Inc.

13022 Preston Road

Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 15, 2018

Dear Stockholder:

As a stockholder of DGSE Companies, Inc. (the “Company”), you are hereby given notice of and invited to attend in person or by proxy our 2018 Annual Meeting of Stockholders to be held in the conference room at the Holiday Inn located at 6055 LBJ Freeway, Dallas, Texas 75240, on June 15, 2018, at 10:00 a.m. (local time).

At this year’s stockholders’ meeting, you will be asked to: (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified; (ii) ratify the appointment of Whitley Penn LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2018; (iii) vote to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote: (a) FOR the directors nominated; and (b) FOR the ratification of Whitley Penn. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our Common Stock as of the close of business on April 27, 2018, are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Bret A. Pedersen
Bret A. Pedersen
Chief Financial Officer

Dallas, Texas

April 30, 2018

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

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DGSE Companies, Inc.

13022 pRESTON rOAD

Dallas, Texas 75240

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD june 15, 2018

To Our Stockholders:

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board of Directors” or “Board”) of DGSE Companies, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our,” and “DGSE”), to be used at our Annual Meeting of Stockholders to be held in a conference room at the Holiday Inn located at 6055 LBJ Freeway, Dallas, Texas 75240, on June 15, 2018 at 10:00 a.m. (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on April 27, 2018 (the “Record Date”) are entitled to vote at our annual meeting.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 15, 2018.

Our proxy materials, including our Proxy Statement for the 2018 Annual Meeting, 2017 Annual Report on Form 10-K for the year ended December 31, 2017 and proxy card, are being first sent to security holders on May 18, 2018 and are available on the internet at www.DGSECompanies.com.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals properly brought before the annual meeting. As of the Record Date, there were 26,924,381 shares of our common stock, par value $0.01 per share (our “Common Stock”), issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our Common Stock is entitled to one vote.

The holders of a majority of our outstanding shares of Common Stock entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote. Broker non-votes are treated as shares present but not entitled to vote on the particular matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE American LLC (the “Exchange”), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

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Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. There is no right to cumulative voting unless cumulative voting is requested at the Annual Meeting by a stockholder who has complied with the requirements set forth in our bylaws with respect to cumulative voting.

Assuming that a quorum is present, the ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2018 and approval of any other matter that may properly come before the annual meeting, requires the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on these proposals because they are not considered votes cast. We believe that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence we do not expect that there will be a significant number of broker non-votes on such proposal.

The accompanying proxy card provides space for you to vote in favor of, against or to withhold or abstain voting for: (i) the nominees for the Board of Directors identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2018; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. We have designated Bret Pedersen and Tim Natoli as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the name of the other person to act as your proxy. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2018; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at our executive offices located at 13022 Preston Road, Dallas, Texas 75240, and will also be made available to stockholders present at the meeting.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The five nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are John R. Loftus, Joel S. Friedman, Jim R. Ruth, Alexandra C. Griffin and Allison M. DeStefano. All five nominees are members of our current Board of Directors, and all have served since January 2017, except Ms. DeStefano who has served since March 19, 2018. All nominees have consented to serve if elected and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve: (i) the shares represented by the designated proxies will be voted for the election of a substitute as our Board of Directors may recommend; or (ii) our Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The Compliance, Governance and Nominating Committee of the Board nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by DGSE.

Name	Age	Director Since	Position

John R. Loftus	49	2016	Chairman of the Board, Chief Executive
			Officer and President

Joel S. Friedman (1)	50	January 2017	Lead Independent Director and
			Chairman of the Compensation Committee

Alexandra C. Griffin (1)	29	January 2017	Independent Director and Chairman of
			the Audit Committee

Jim R. Ruth (1)	54	January 2017	Independent Director and Chairman of
			the Compliance, Governance and
			Nominating Committee

Allison DeStefano	34	March 2018	Director

(1)	Member of the Audit Committee, Compensation Committee, and Compliance, Governance and Nominating Committee.

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The following paragraphs summarize each nominee’s principal occupation, business affiliations and other information.

John R. Loftus was appointed Chief Executive Officer and elected as Chairman of the Board on December 12, 2016. Mr. Loftus was the Chief Executive Officer of Elemetal LLC (“Elemetal”), a precious metals company and DGSE’s largest stockholder, from 2012 to 2015 and was responsible for Elemetal’s operations. Prior to Elemetal, Mr. Loftus was the founder of NTR Metals, LLC, a precious metals refiner for jewelers, pawnbrokers, and metal industries customers worldwide. Previous to his work at NTR Metals, Mr. Loftus was a commodities floor trader and holds an M.B.A. from the SMU Cox School of Business.

Joel S. Friedman has served as the Lead Independent Director and Chairman of the Compensation Committee since January of 2017. Mr. Friedman is a Senior Vice President – Mortage Originations Development with Citi, where he has served since 2012. Mr. Friedman received his undergraduate degree from the University of North Texas and holds an M.B.A. from the SMU Cox School of Business.

Alexandra C. Griffin has served as an Independent Director and Chairman of the Audit Committee since January of 2017. Ms. Griffin has a Bachelor of Science Degree in Accounting from the University of Texas at Arlington. She has been with PrimeLending since December 2014 and is currently an Accounting Supervisor. Prior to PrimeLending, Ms. Griffin worked as a Senior Accountant for NTR Metals, LLC from 2012 to 2014. Ms. Griffin is a CPA skilled in financial analysis and financial statement reporting in accordance with GAAP.

Jim R. Ruth has served as an Independent Director and Chairman of the Compliance, Governance and Nominating Committee since January 2017. Mr. Ruth is currently the President and Chief Executive Officer of OppMetrix. From 2010 to 2015 he was the Executive Vice President – Sales and Marketing, Strategic Planning of OppMetrix. He obtained his Bachelor of Science Degree from the University of Michigan and holds an M.B.A. from the SMU Cox School of Business.

Allison M. DeStefano was elected as a director by the Board of Directors on March 19, 2018 to fill a vacancy. Ms. DeStefano is the sales director for Echo Environmental, LLC (formerly known as Elemetal Recycling, LLC), a data security and de-manufacturer/refurbishment processor of electronics in the aftermarket supply chain. She is responsible for management of client services, firm marketing and communications, investment analysis, structuring and execution, and internal operations of the company. Ms. DeStefano started her career as a sales consultant and spent years as a senior sales executive with prior working relationships and with the National Pawnbrokers Association Board and numerous members thereof. She studied art at the State University of New York and is a native of Buffalo, NY.

None of the individuals listed above have been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K or as contemplated by Instruction 4 to Item 103 of Regulation S-K.

Family Relationships

There are no family relationships among our directors, our executive officers or our key employees.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of our Common Stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership each stockholder known by us to own beneficially more than five (5) percent of our outstanding shares of Common Stock as of April 15, 2018. Common Stock beneficially owned and percentage ownership as of April 15, 2018 was based on 27,924,381 shares outstanding.

	Name and	Amount
	Address of	and nature		Sole	Shared	Sole	Shared
Title of	beneficial	of beneficial	Percent	Voting	Voting	Investment	Investment
class	owner	ownership	of class	Power	Power	Power	Power

Common	Truscott Capital (1)
Stock	15850 Dallas Parkway	20,180,187	72.3%	(1)	(1)	(1)	(1)
Dallas, TX 75248

(1)	Based solely on information disclosed in the Schedules 13D and 13D/A, jointly filed with the SEC on January 2, 2018 by Truscott Capital, LLC (“Truscott”), Elemetal, LLC (“Elemetal”), NTR Metals, LLC (“NTR”) and John R. Loftus. Truscott reported sole reporting and dispositive power with respect to 13,814,727 shares, including a warrant held by Truscott to purchase up to 1,000,000 shares of our common stock. NTR and Mr. Loftus reported shared voting and dispositive power with respect to 6,365,460 shares.

The following table sets forth information with respect to beneficial ownership of our Common Stock by each of our executive officers, by each of our directors and nominees, and by all executive officers and directors as a group as of April 15, 2018. Except as otherwise noted, the address of each of the following beneficial owners is c/o DGSE Companies, Inc., 13022 Preston Road, Dallas, Texas 75240.

		Amount and
		nature of				Sole	Shared
	Name and Address of	beneficial	Percent of	Sole voting	Shared voting	investment	investment
Title of Class	beneificial owner	ownership	class	power	power	power	power
Common Stock	John R. Loftus (1)	6,365,460	23.60%	-	6,365,460	-	6,365,460
Common Stock	Bret A. Pedersen (2)	19,035	0.07%	19,035	-	-	-
Common Stock	Alexandra C. Griffin (3)	-	0%	-	-	-	-
Common Stock	Jim R. Ruth (4)	-	0%	-	-	-	-
Common Stock	Joel S. Friedman (5)	7,267	0.03%	7,267	-	-	-
Common Stock	Allison M. DeStefano (6)	-	0%	-	-	-	-
Common Stock	All Directors and Executive
	Officers	6,391,762	23.70%	26,302	6,365,460	-	6,365,460

(1)	John R. Loftus was elected as the Company’s Chairman of the Board, Chief Executive Officer and President upon the resignation of Matthew M. Peakes on December 10, 2016. Pursuant to the Schedule 13D/A, jointly filed with the SEC on February 16, 2017 by NTR Metals, LLC (“NTR”) and John R. Loftus, Mr. Loftus may be deemed to beneficially own 6,365,460 shares held by NTR.
(2)	Bret A. Pedersen was elected as Chief Financial Officer upon the resignation of the Acting Chief Financial Officer, Steven Patterson, on January 14, 2017.
(3)	Alexandra C. Griffin was elected as independent director on January 17, 2017
(4)	Jim R. Ruth was elected as independent director on January 17, 2017.
(5)	Joel S. Friedman was elected as independent director on January 18, 2017.
(6)	Allison M. DeStefano was elected by the board of directors on March 19, 2018 to fill a vacancy.

BOARD OF DIRECTORS AND COMMITTEES

Since our last annual Stockholder meeting on December 29, 2017, Allison DeStefano has been elected to the Board. On March 19, 2018, Ms. DeStefano was elected by the other directors to fill the vacancy that arose after William LeRoy resigned as a director effective June 30, 2017.

Our Board is currently composed of five directors. Our Board has determined that current board members Joel S. Friedman, Alexandra C. Griffin and Jim R. Ruth are “independent” under the standards of the SEC and the Exchange. Under applicable SEC and Exchange rules, the existence of certain “related person” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by our Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, our Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on the Company’s behalf.

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The Company’s directors are elected at an annual meeting of the Company’s stockholders by the holders of shares entitled to vote in the election of directors, except in the case of vacancy, which can be filled by an affirmative vote of a majority of the remaining directors. Each director is elected to serve until the annual meeting of shareholders following their election or until they choose to resign from their position.

Board Meetings

Our Board meets as often as necessary to perform its duties and responsibilities. During Fiscal 2017, the Board met four times in person or telephonically. All members of our Board (other than Allison M. DeStafano, who was not then a director) were present at and participated in all meetings, and all members attended the 2017 annual stockholder’s meeting except Alexandra Griffin and Allison M. DeStefano (who was not then a director). Management also regularly conferred with directors between meetings regarding our affairs.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, consisting of all three independent directors of our Board, is chaired by Alexandra C. Griffin, who is also an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Securities Act. Ms. Griffin is “independent,” as defined by the listing standards of the Exchange. The other members of the Audit Committee are Joel S. Friedman and Jim R. Ruth. The Audit Committee is primarily tasked with overseeing our financial reporting process, evaluation of independent auditors and, where appropriate, exercising its duty to replace our independent auditors. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements. During Fiscal 2017, the Audit Committee met four times in person or telephonically.

In addition to their regular activities, the Audit Committee is available to meet with the independent auditors, the Chief Executive Officer or the Chief Financial Officer whenever a special situation arises and meets as often as necessary to perform its duties and responsibilities. The charter for the Audit Committee is available under the “Investors” menu of our corporate website at www.DGSECompanies.com. We certify that we have adopted a formal written audit committee charter and that the Audit Committee reviews and reassesses the adequacy of the charter annually.

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Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and Whitley Penn LLP (“Whitley Penn”), our independent registered accounting firm, and all matters required to be discussed by the American Institute of Certified Public Accountants, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received written disclosures and the letter from Whitley Penn required by applicable rules of the PCAOB regarding Whitley Penn’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn its independence.

Based on the review and discussions noted in the preceding two paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2017 and 2016 be included in our annual report on Form 10-K with the SEC.

All 3 independent directors, Joel S. Friedman, Alexandra C. Griffin and Jim R. Ruth, are members of the Audit Committee. The Audit Committee acts pursuant to our Audit Committee Charter. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the Exchange.

Compensation Committee

On August 31, 2012, the Board approved the creation of a Compensation Committee comprised of our independent directors. The Compensation Committee is chaired by Joel S. Friedman and is primarily concerned with reviewing, approving and determining the compensation of our executive officers to ensure that we employ ethical compensation standards and that our executive officers are fairly compensated based upon their performance and contribution to us. The Compensation Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2017, the Compensation Committee met two times in person or telephonically. We have adopted a formal written Compensation Committee Charter, and the Compensation Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compensation Committee is available under the “Investors” menu of our corporate website at www.DGSECompanies.com.

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Compliance, Governance, and Nominating Committee

On January 17, 2013, the Board approved the creation of a Nominating and Corporate Governance Committee comprised of our independent directors, and on February 20, 2015, the Board approved a resolution, which changed the name of this committee to the Compliance, Governance, and Nominating Committee, and also delegated certain additional responsibilities to the committee. The Compliance, Governance, and Nominating Committee is chaired by Jim R. Ruth and is primarily concerned with matters relating to the Company’s director nominations process and procedures, developing and maintaining the Company’s corporate governance policies, monitoring the Company’s compliance with its code of conduct and ethics, and any related matters required by the federal securities laws. The Committee will consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Compliance, Governance, and Nominating Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2017, the Compliance, Governance, and Nominating Committee met two times. We have adopted a formal written Compliance, Governance, and Nominating Committee Charter, and the Compliance, Governance, and Nominating Committee reviews and reassesses the adequacy of the charter annually. The charter for the Compliance, Governance and Nominating Committee is available under the “Investors” menu on our corporate website at www.DGSECompanies.com. All nominees standing for election as a member of our Board were selected by the Compliance, Governance, and Nominating Committee, based on a review of each individual’s background, credentials and business experience.

Leadership

Pursuant to our bylaws, the Chairman of our Board shall be and is our Chief Executive Officer. On June 11, 2014, the Board passed a resolution to create the role of Lead Independent Director. The independent directors elected Joel S. Friedman to fill that role. The Lead Independent Director consults with the Chairman in setting the schedule and agenda for Board meetings, coordinates and moderates executive sessions of the independent directors, acts as a liaison between the independent directors and the Chairman, and assists the Board and officers in providing oversight for the Company’s governance guidelines and policies. As noted above, Mr. Friedman also serves as chairman of the Compensation Committee.

Pursuant to our bylaws, the Chairman of our Board and Chief Executive Officer presides, when present, at all meetings of the stockholders and at all meetings of our Board. The Chairman of our Board and Chief Executive Officer generally supervises over our affairs, has general and active control of all of our business and sees that all orders and resolutions of our Board and our stockholders are carried into effect. We have determined this leadership structure appropriate given the need for a centralized model of oversight.

Risk Oversight

Like other companies, we face a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board believes an effective risk management system should: (i) timely identify the material risks that we face; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the relevant committee of our Board of Directors; (iii) implement appropriate and responsive risk management strategies consistent with our risk profile; and, (iv) integrate risk management into decision-making. Our Board is tasked with overseeing risk oversight, and periodically meets with management and advisors regarding the adequacy and effectiveness of our risk management processes and to analyze the most likely areas of future risk for us. In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.

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Code of Business Conduct & Ethics and Related Party Transaction Policy

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, as well as a Related Person Transaction Policy, that applies to our directors (and director nominees), executive officers (or persons performing similar functions), and certain of our family members, affiliates, associates and/or related persons, as well as stockholders owning at least 5% of our Common Stock. The latest copies of our Code of Business Conduct and Ethics, and Related Person Transaction Policy are available under the “Investors” menu on our corporate website at www.DGSECompanies.com. Any transactions between us and our officers, directors, principal stockholders, or other affiliates have been on terms no less favorable to us than the Board believes could be obtained from unaffiliated third parties on an arms-length basis. We intend to disclose future amendments to these policies, or waivers of such provisions, at the same location on our website and also in public filings.

Stockholder Communication

Stockholders may send communications to our Board, individual directors or officers through our Investor Relations Department, Attn: Secretary, c/o DGSE Companies, Inc., 13022 Preston Road, Dallas, TX 75240, by phone at 972-587-4021, or via email at investorrelations@dgse.com. The Secretary will forward all stockholder communications that, in his judgment, are appropriate for consideration by members of our Board. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Compliance, Governance, and Nominating Committee.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of DGSE:

		Employee or
		Director
Name	Age	Since	Position

John R. Loftus	49	2016	Chairman of the Board, President and
			Chief Executive Officer

Bret A. Pedersen	57	2017	Chief Financial Officer

John R. Loftus was appointed President, Chief Executive Officer and elected as Chairman of the Board on December 12, 2016. Mr. Loftus was the Chief Executive Officer of Elemetal LLC (“Elemetal”), a precious metals company and DGSE’s largest stockholder, from 2012 to 2015 and was responsible for Elemetal’s operations. Prior to Elemetal, Mr. Loftus was the founder of NTR Metals, LLC, a precious metals refiner for jewelers, pawnbrokers, and metal industries customers worldwide. Prior to his work at NTR Metals, Mr. Loftus was a commodities floor trader and holds an M.B.A. from SMU Cox School of Business.

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Bret A. Pedersen was elected as Chief Financial Officer on January 17, 2017. Mr. Pedersen has a bachelor’s degree in Accounting from Southwest Texas State University. Having been a CPA for over twenty years, he has extensive experience in reporting, analyzing, and financially controlling companies. He has been serving in the capacity as a financial controller for various companies during the past twenty years. Two years prior to being elected as Chief Financial Officer for DGSE, Mr. Pedersen was the financial controller, from 2014 to 2016, for Payson Petroleum, Inc., which is the parent company of Payson Operating, LLC. Prior to Payson Petroleum, Mr. Pedersen was the financial controller, from 2009 to 2014, for Iron Creek Ventures, Inc.

EXECUTIVE COMPENSATION

Our Board is responsible for establishing and administering our executive compensation and employee benefit programs in the context of our overall goals and objectives. This Board duty has been delegated to the Compensation Committee of our Board of Directors (the “Compensation Committee”) in accordance with the Compensation Committee’s Charter. The Compensation Committee reviews the executive compensation program at least annually and approves appropriate modifications to executive officer compensation, including specific amounts and types of compensation. The Compensation Committee is responsible for establishing the compensation of the CEO and CFO. The Compensation Committee establishes the annual compensation of the non-employee directors and oversees our equity compensation plans, including the administration of our stock-based compensation plans.

The objectives of our compensation program are to: (i) provide a competitive, comprehensive compensation package to attract, retain and motivate highly talented personnel at all levels of our organization; and, (ii) provide incentives and rewards for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives. Therefore, we strive to structure compensation packages that are competitive within the industry, while maintaining and promoting our interests, as well as the interests of our stockholders.

We believe that specific levels of executive compensation should reflect the responsibilities of each position within our Company, the relative value of the position and the competition for quality, key personnel in our industry. Our executive compensation program includes three primary components:

●	Base salary. Base salary is the guaranteed element of an executive’s annual cash compensation. The level of base salary reflects the Compensation Committee’s assessment of the employee’s long-term performance, his or her skill set and the market value of that skill set.

●	Annual cash bonus opportunities. Performance-based incentive cash bonuses are intended to reward executives for achieving specific financial and operational goals both at a corporate and an individual level.

●	Long-term incentive awards. Long-term incentives are provided through grants of stock options and restricted stock units intended to encourage our executives to take steps that they believe are necessary to ensure our long-term success, and to align their interests with our other stockholders.

Advice of Compensation Consultant

In February 2015, as part of a set of corporate governance reforms that the Board implemented, the Compensation Committee recommended and the Board approved an Executive Compensation Policy. As part of this policy, the Compensation Committee is required to retain an independent compensation consultant at least once every three years to review the Company’s compensation philosophy and plan to ensure that the criteria, factors, and policies and procedures for determining compensation comport with current best practices. Such consultant shall make recommendations to the Compensation Committee and/or the entire Board regarding any appropriate actions to better align executive and director compensation with stockholder interests and long-term value creation. Accordingly, in 2016, the Compensation Committee retained an independent compensation consultant, Paradox Compensation Advisors (“Paradox”), to analyze our executive compensation program as compared to our peers. Paradox also advised the Compensation Committee regarding appropriate elements of a competitive executive compensation structure, including fixed and at-risk elements, short-term and long-term incentives, and cash and equity components. Paradox reported the results of its analysis of our total executive compensation packages for positions held by members of our executive leadership team, as well as specific components of these packages, as compared to executives holding similar positions as similar-sized companies and/or labor market peers in related industries.

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Summary Compensation Table

The following tables and discussion sets forth the compensation paid or accrued to our Chief Executive Officer (or person acting in a similar capacity), and our two most highly compensated executive officers other than our Chief Executive Officer (“Named Executive Officers”), for all services rendered to us by these individuals in all capacities for Fiscal 2017 and Fiscal 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Other Compensation	Total Compensation

Matthew M. Peakes	2016	315,474			81,000	396,474
Former Chief	2017	44,828		10,688		55,516
Executive Officer (1)

Nabil J. Lopez	2016	148,291	-	-		148,291
Former Chief	2017	-				-
Financial Officer (2)

Steven R. Patterson	2016				180,000	180,000
Former Acting Chief	2017				45,000	45,000
Financial Officer (3)

John R. Loftus	2016	-				-
Chief Executive	2017	-				-
Officer (4)

Bret A. Pedersen	2017	150,000	37,203			187,203
Chief Financial
Officer (5)

(1)	Matthew M. Peakes was elected as the Company’s Chairman of the Board, Chief Executive Officer and President upon the resignation of James D. Clem on September 15, 2015. Mr. Peakes resigned from his position as Chairman of the Board, Chief Executive Officer and President on December 10, 2016.

(2)	Nabil J. Lopez was elected as Chief Financial Officer and member of the Board on November 4, 2015. Prior to this election, Mr. Lopez served as the Company’s Senior Vice President and Controller. Mr. Lopez resigned his position as Chief Financial Officer and member of the Board on August 15, 2016.

(3)	Steven R. Patterson was elected as Acting Chief Financial Officer on August 15, 2016. Mr. Patterson’s election was strictly on a contractual basis and not as an employee. His firm was paid $9,000 per week.

(4)	John R. Loftus was elected as the Company’s Chief Executive Officer, Chairman of the Board, and President on December 12, 2016 upon the resignation of Matthew M. Peakes on December 10, 2016. Mr. Loftus has chosen not to receive a salary at this time.

(5)	Bret A. Pedersen was elected as the Company’s Chief Financial Officer on January 14, 2017 after the resignation of Steven R. Patterson on January 12, 2017.

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Employment Agreement

There are no Employment Agreements as of December 31, 2017; however, each of the executive officers are beneficiaries of indemnification agreements.

Outstanding Equity Awards at Fiscal Year End

On April 27, 2016, the Board awarded Matthew Peakes, the Company’s former Chief Executive Officer, and Nabil J. Lopez, the Company’s former Chief Financial Officer, a total of 75,000 and 50,000 RSUs, respectively, as compensation for their service as executives of the Company. For Mr. Peakes, one-fourth (or 18,750), and for Mr. Lopez, one-fourth (or 12,500) of the RSUs were to vest ratably in equal annual installments over a four year period beginning on April 27, 2017, subject to a continued status as an employee on each such date and other terms and conditions set forth in the RSU Award Agreement, dated April 27, 2016. Each vested RSU is convertible into one share of our Common Stock, par value $0.01, without additional consideration. Upon termination of service of the employee, other than by death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate. As a result of his resignation effective August 15, 2016, all 50,000 RSUs awarded to Mr. Lopez were forfeited. As a result of the continued employment of Matthew Peakes on April 27, 2017, his first annual installment (or 18,750) RSUs became vested. As a result of Matthew Peakes resignation effective June 30, 2017, all further service RSUs awarded to Mr. Peakes were forfeited. In addition to the RSU grant above for Matthew Peakes and Nabil Lopez, the compensation committee granted an additional 75,000 and 50,000, respectively, performance based RSUs to the executives that were to vest ratably over a four year period beginning April 27, 2017 if certain financial performance criteria are achieved. As a result of his resignation effective August 15, 2016, all 50,000 of such RSUs awarded to Mr. Lopez were forfeited. As a result of the financial performance being below the minimum level, no RSUs were vested on the first annual installment. As a result of Matthew Peakes resignation effective June 30, 2017, all 75,000 performance RSUs awarded to Mr. Peakes were forfeited.

As of the end of Fiscal 2017, there were no outstanding RSUs that have not vested for any executive officer.

Compensation of Directors

Beginning in January 2017, the Compensation Committee recommended that independent directors be paid cash compensation of $10,000 per year, to be paid in $2,500 quarterly increments due on the day of each quarterly board meeting. The Board subsequently approved these recommendations. No other compensation is paid to directors.

Our non-independent directors receive no separate compensation for their services as directors.

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The following table sets forth the total compensation paid to our directors (other than directors who are Named Executive Officers and whose compensation is described above under the heading Summary Compensation Table) for their service on our Board and committees of the Board during Fiscal 2017.

	Director
	Fees Paid in	Stock	All Other
Name	Cash ($)	Awards ($)	Compensation	Total ($)
Joel S. Friedman (1)	10,000	-	-	10,000
Alexandra C. Griffin (2)	10,000	-	-	10,000
Jim R. Ruth (3)	10,000	-	-	10,000

(1)	Joel S. Friedman was elected as independent director on January 18, 2017.

(2)	Alexandra C. Griffin was elected as independent director on January 17, 2017.

(3)	Jim R. Ruth was elected as independent director on January 17, 2017.

Equity Compensation Plan Information

On June 21, 2004, our stockholders approved the adoption of the 2004 Stock Option Plan (the “2004 Plan”) which reserved 1,700,000 shares of our Common Stock for issuance upon exercise of options to purchase our Common Stock. We granted options to purchase an aggregate of 1,459,634 shares of our Common Stock under the 2004 Plan to certain of our officers, directors, key employees and certain other individuals who provided us with goods and services. Each option vested on either January 1, 2004 or immediately upon issuance thereafter. The exercise price of each option issued pursuant to the 2004 Plan is equal to the market value of our Common Stock on the date of grant, as determined by the closing bid price for our Common Stock on the Exchange on the date of grant or, if no trading occurred on the date of grant, on the last day prior to the date of grant on which our securities were listed and traded on the Exchange. Of the options issued under the 2004 Plan, as of December 31, 2017, 845,634 have been exercised, 599,000 have expired, and 15,000 remain outstanding. No further issuances can be made pursuant to the 2004 Plan.

On June 27, 2006, our stockholders approved the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”), which reserved 750,000 shares for issuance upon exercise of options to purchase our Common Stock or other stock awards. We subsequently granted options to purchase 150,000 shares of our Common Stock pursuant to the 2006 Plan, of which 100,000 have been exercised and the remaining 50,000 have expired as of December 31, 2016.

On March 24, 2016, the Board awarded the three independent directors on the Board at that time a total of 122,040 RSUs as compensation for their Board service. One-fourth (or 30,510) of the RSUs vested and were issued on March 31, 2016. The remaining RSUs vested ratably and were exercisable at the end of every quarter (June 30, September 30, and December 31, 2016). Each vested RSU converted into one share of our Common Stock, par value $0.01, without additional consideration, on the applicable vesting date.

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On April 27, 2016, the Board awarded Matthew Peakes, the Company’s former Chief Executive Officer, and Nabil J. Lopez, the Company’s former Chief Financial Officer, a total of 75,000 and 50,000 RSUs, respectively, as compensation for their service as executives of the Company. For Mr. Peakes, one-fourth (or 18,750), and for Mr. Lopez, one-fourth (or 12,500) of the RSUs were to vest ratably in equal annual installments over a four year period beginning on April 27, 2017, subject to a continued status as an employee on each such date and other terms and conditions set forth in the RSU Award Agreement, dated April 27, 2016. Each vested RSU was convertible into one share of our Common Stock, par value $0.01, without additional consideration. Upon termination of service of the employee, other than by death or disability, any RSUs that have not vested will be forfeited and the award of such units shall terminate. As a result of his resignation effective August 15, 2016, all 50,000 RSUs awarded to Mr. Lopez were forfeited. As a result of the continued employment of Matthew Peakes on April 27, 2017, his first annual installment (or 18,750) RSUs became vested. As a result of Matthew Peakes resignation effective June 30, 2017, all further service RSUs awarded to Mr. Peakes were forfeited. In addition to the RSU grant above for Matthew Peakes and Nabil Lopez, the compensation committee granted an additional 75,000 and 50,000, respectively, performance based RSUs to the executives that were to vest ratably over a four year period beginning April 27, 2017 if certain financial performance criteria are achieved. As a result of his resignation effective August 15, 2016, all additional 50,000 RSUs awarded to Mr. Lopez were forfeited. As a result of the financial performance being below the minimum level, no RSUs were vested on the first annual installment. As a result of Matthew Peakes resignation effective June 30, 2017, all performance RSUs awarded to Mr. Peakes were forfeited.

Subsequent to such grants, the 2006 Plan expired, as a result, no further issuances can be made pursuant to the 2006 Plan.

On December 7, 2016, our stockholders approved the adoption of the 2016 Equity Incentive Plan (the “2016 Plan”), which reserved 1,100,000 shares for issuance pursuant to awards issued thereunder. As of December 31, 2017, no awards had been made under the 2016 Plan.

The following table summarizes options to purchase shares of Common Stock, and RSUs, outstanding as of December 31, 2017:

	Number of securities to be	Weighted average	Numbers of securities remaining available for future issuance under equity compensation plans
Plan Category	issued upon exercise of options	exercise price of outstanding options	(excluding securities reflected in column (a))

Equity compensation plans approved by security holders	15,500	2.17	1,100,000

Equity compensation plans not approved by security holders	None		None
	15,500		1,100,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with our stockholders, Elemetal, NTR and other related parties. Set forth below in the section entitled “Related Party Transactions” is a summary of such transactions.

Related Party Transactions

DGSE has a corporate policy governing the identification, review, consideration and approval or ratification of transactions with related persons, as that term is defined in the Instructions to Item 404(a) of Regulation S-K, promulgated under the Securities Act (“Related Party”). Under this policy, all Related Party transactions are identified and approved prior to consummation of the transaction to ensure they are consistent with DGSE’s best interests and the best interests of its stockholders. Among other factors, DGSE’s Board considers the size and duration of the transaction, the nature and interest of the of the Related Party in the transaction, whether the transaction may involve a conflict of interest and if the transaction is on terms that are at least as favorable to DGSE as would be available in a comparable transaction with an unaffiliated third party. DGSE’s Board reviews all Related Party transactions at least annually to determine if it is in DGSE’s best interests and the best interests of DGSE’s stockholders to continue, modify, or terminate any of the Related Party transactions. DGSE’s Related Person Transaction Policy is available for review in its entirety under the “Investors” menu of the Company’s corporate relations website at www.DGSECompanies.com

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Through a series of transactions beginning in 2010, Elemetal, NTR and Truscott became the largest stockholders of our common stock, par value $0.01 per share. A certain Related Party has been DGSE’s primary refiner and bullion trading partner. In Fiscal 2017, 17% of sales and 11% of purchases were transactions with a certain Related Party, and in the same period of Fiscal 2016, these transactions represented 25% of DGSE’s sales and 27% of DGSE’s purchases. On December 9, 2016, DGSE and a certain Related Party closed the transactions contemplated by the Debt Exchange Agreement whereby DGSE issued a certain Related Party 8,536,585 shares of its common stock and a warrant to purchase an additional 1,000,000 shares to be exercised within two years after December 9, 2016, in exchange for the cancellation and forgiveness of $3,500,000 of trade payables owed to a certain Related Party as a result of bullion-related transactions. As of December 31, 2017, the Company was obligated to pay $3,902,293 to the certain Related Party as a trade payable, and had a $39,215 receivable from the certain Related Party. As of December 31, 2016, the Company was obligated to pay $4,107,425 to the certain Related Party as a trade payable, and had a $40,627 receivable from the certain Related Party. For the years ended December 31, 2017 and 2016, the Company paid the Related Parties $199,243 and $240,004, respectively, in interest on the Company’s outstanding payable.

On July 19, 2012, the Company entered into the Loan Agreement with a certain Related Party, pursuant to which the Related Party agreed to provide the Company with a guidance line of revolving credit in an amount up to $7,500,000. The Loan Agreement anticipated termination–at which point all amounts outstanding thereunder would be due and payable–upon the earlier of: (i) August 1, 2014; (ii) the date that is twelve months after DGSE receives notice from the certain Related Party demanding the repayment of the Obligations; (iii) the date the Obligations are accelerated in accordance with the terms of the Loan Agreement; or, (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, DGSE granted a security interest in the respective personal property of each of its subsidiaries. The loan carried an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Proceeds received by DGSE pursuant to the terms of the Loan Agreement were used for repayment of all outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between DGSE and Texas Capital Bank, N.A., and additional proceeds were used as working capital in the ordinary course of business. On February 25, 2014, we entered into a one-year extension of the Loan Agreement with the certain Related Party, extending the termination date to August 1, 2015, and on February 4, 2015, we entered into an additional two-year extension, extending the termination date to August 1, 2017. On December 9, 2016, DGSE and the certain Related Party closed the transactions contemplated by the Debt Exchange Agreement whereby DGSE issued the certain Related Party 5,948,560 shares of common stock in exchange for the cancellation and forgiveness of the loan principal and accrued interest totaling $2,438,909. As of December 31, 2017 and 2016, the outstanding balance of the certain Related Party loan was $0 and $0 respectively. In the years ended December 31, 2017 and 2016, the Company paid the certain Related Party $0 and $43,723, respectively, in interest on the Company’s line of credit.

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PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF

WHITLEY PENN AS INDEPENDENT AUDITORS OF DGSE

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Audit Committee has appointed Whitley Penn as our independent registered accountants to audit our financial statements for the fiscal year ending December 31, 2018, and has further directed that management submit the selection of independent registered accountants for ratification by our stockholders at the annual meeting. Stockholder ratification of the selection of Whitley Penn is not required by our bylaws or otherwise. However, we are submitting the selection of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of DGSE and our stockholders.

Representatives of the firm of Whitley Penn are expected to be present at our annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Whitley Penn, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

The following table presents fees for the audits of our annual Consolidated Financial Statements for Fiscal 2017 and Fiscal 2016.

Type of Fees	2017	2016
Audit Fees	$190,500	$206,000
Tax Fees	10,700	14,800
Total	201,200	$220,800

The amounts for audit fees include generally the fees charged for: (i) the audit of our annual consolidated financial statements included in the Company’s Form 10-K; and, (ii) the reviews of our quarterly consolidated financial statements included in the Company’s Forms 10-Q. The tax fees were primarily for tax return preparation and tax-related services, including the preparation of all applicable state tax returns.

All audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy: (i) identifies the guiding principles that must be considered by the audit committee in approving services to ensure that Whitley Penn LLP’s independence is not impaired; (b) describes the audit, and tax services that may be provided; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Whitley Penn LLP must be pre-approved by the Audit Committee.

We originally engaged the firm of Whitley Penn in May 2012, as our principal independent accountant to audit our financial statements. The members of our Board of Directors unanimously approved the engagement of Whitley Penn. Prior to the engagement of Whitley Penn, neither we nor any person on our behalf consulted Whitley Penn regarding either: (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements; or, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Act).

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum is present, is required for the ratification of our independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Whitley Penn AS INDEPENDENT AUDITORS OF DGSE FOR THE FISCAL YEAR ENDING December 31, 2018.

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PROPOSAL THREE:

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH TWO

At the Annual Meeting, we may ask stockholders to vote to adjourn the Special Meeting to solicit additional proxies in favor of the approval of Proposals One through Two if we have not obtained sufficient votes to approve any such proposal. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the matter, assuming a quorum is present at the meeting. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH TWO.

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SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than ten percent of our common stock to file with the SEC reports of beneficial ownership on Forms 3 and changes in beneficial ownership of our common stock and other equity securities on Forms 4 or Forms 5. SEC regulations require all officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, Fiscal 2017, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during Fiscal 2017, was a director, officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Fiscal 2017 or prior fiscal years:

		Number of
		Transactions Not	Known Failures
	Number of	Reported On a	to File a Required
Name	Late Reports	Timely Basis	Form
John R. Loftus	0	0	0
Joel S. Friedman	1	0	0
Alexandra C. Griffin	1	0	0
Jim R. Ruth	1	0	0
Bret A. Pedersen	0	0	0

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

We have adopted a formal process by which stockholders may communicate with our Board of Directors. Our Board recommends that stockholders initiate any communications with the Board in writing and send them in care of the investor relations department by mail to our principal offices at 13022 Preston Road, Dallas, Texas 75240. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board of Directors has instructed the investor relations department to forward such correspondence only to the intended recipients; however, the Board has also instructed the investor relations department, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate secretary for review and possible response. This information is also contained on our website at www.DGSECompanies.com.

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Stockholder proposals made in compliance with Rule 14(a)-8 of the Exchange Act to be presented at our Annual Meeting of Stockholders to be held in 2018, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received on or before February 15, 2018, unless the Annual Meeting has been changed by more than thirty days from the date of the 2018 Annual Meeting, in which case stockholder proposals must be received by a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals made outside the process described in Rule 14(a)-8 of the Exchange Act must be received by February 15, 2018. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2018 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal by February 15, 2018, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

Proposals of stockholders intended to be included in the Company’s proxy materials for its 2019 Annual Meeting of stockholders must be received on or before January 15, 2019. Such proposals must also comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Bret A. Pedersen, Chief Financial Officer, 13022 Preston Road, Dallas, TX 75240, or e-mailed to bpedersen@dgse.com.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of Common Stock.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of DGSE.

DGSE has adopted a process for mailing the 2017 Annual Report and the 2018 Proxy Statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the 2017 Annual Report and Proxy Statement, unless DGSE receives contrary instructions from any stockholder at that address. DGSE will continue to mail a proxy card to each stockholder of record.

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If you prefer to receive multiple copies of the 2017 Annual Report and the 2018 Proxy Statement at the same address, additional copies will be promptly provided to you upon your request. If you are a stockholder of record, you may contact us by writing to Bret Pedersen at 13022 Preston Road, Dallas, TX 75240. Eligible stockholders of record receiving multiple copies of the 2017 Annual Report and the 2018 Proxy Statement can request householding by contacting DGSE in the same manner. DGSE has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of the 2017 Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

Current and prospective investors can also access free copies of our 2017 Annual Report, the 2018 Proxy Statement and other financial information on our Investor Relations section of our web site at http://www.egain.com/company/investors/.

ANNNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, DGSE Companies, Inc., 13022 Preston Road, Dallas, TX 75240 or online at our website http://dgsecompanies.com.

By Order of the Board of Directors,

/s/ Bret A. Pedersen
Bret A. Pedersen
Chief Financial Officer

April 30, 2018

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DGSE COMPANIES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

000004

C123456789

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 15, 2018.

Vote by Internet

- Go to **www.investorvote.com/DGSE**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. The election as directors of all nominees listed:

Nominee	For	Withhold
01 - John R. Loftus	☐	☐
02 - Joel S. Friedman	☐	☐
03 - Jim R. Ruth	☐	☐
04 - Alexandra C. Griffin	☐	☐
05 - Allison M. DeStefano	☐	☐

Proposal	For	Against	Abstain
2. The approval and ratification of Whitley Penn, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
3. The adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals 1 through 3.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT

1 U P X 3 7 7 1 8 8 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02TZIB

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2018.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
www.dgsecompanies.com/investors

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — DGSE COMPANIES, INC.

ANNUAL MEETING OF STOCKHOLDERS — JUNE 15, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bret Pedersen and Jim Natoli, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Stockholders of DGSE Companies, Inc. (the "Company"), to be held at the Holiday Inn located at 6055 LBJ Freeway, Dallas, Texas 75240 on Friday, June 15, 2018 at 10:00 a.m., local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

If no direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholders of record. If no directions is made, this Proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

DGSE COMPANIES, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. The election as directors of all nominees listed:

	For	Withhold		For	Withhold		For	Withhold
01 - John R. Loftus	☐	☐	02 - Joel S. Friedman	☐	☐	03 - Jim R. Ruth	☐	☐
04 - Alexandra C. Griffin	☐	☐	05 - Allison M. DeStefano	☐	☐			

	For	Against	Abstain
2. The approval and ratification of Whitley Penn, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
3. The adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals 1 through 3.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 7 7 1 8 8 2

02TZJB

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2018.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
www.dgsecompanies.com/investors

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — DGSE COMPANIES, INC.

ANNUAL MEETING OF STOCKHOLDERS — JUNE 15, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bret Pedersen and Jim Natoli, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Stockholders of DGSE Companies, Inc. (the "Company"), to be held at the Holiday Inn located at 6055 LBJ Freeway, Dallas, Texas 75240 on Friday, June 15, 2018 at 10:00 a.m., local time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

If no direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholders of record. If no directions is made, this Proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE